Exhibit 99.1

NYSE: BOH

Media Inquiries

Stafford Kiguchi
Telephone: 808-694-8580
Mobile: 808-265-6367
E-mail: Stafford.Kiguchi@boh.com

Investor/Analyst Inquiries

Cindy Wyrick
Telephone: 808-694-8430
E-mail: Cindy.Wyrick@boh.com

Bank of Hawaii Corporation Third Quarter 2008 Financial Results

•                  Diluted Earnings Per Share $0.99

•                  Net Income for the Quarter $47.4 Million

•                  Board of Directors Increases Dividend to $0.45 Per Share

•                  Board of Directors Increases Repurchase Authorization by $50 Million

FOR IMMEDIATE RELEASE

HONOLULU, HI (October 27, 2008) — Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.99 for the third quarter of 2008, an increase of $0.03 or 3.1 percent from diluted earnings per share of $0.96 in the same quarter last year.  Net income for the third quarter of 2008 was $47.4 million, down slightly from net income of $47.8 million in the third quarter of 2007.  Financial results for the third quarter of 2008 included an $8.9 million net credit related to the Company’s pending resolution of Sale In/Lease Out (“SILO”) leases with the Internal Revenue Service.  The Company also increased the allowance for loan and lease losses by $13.0 million during the quarter.

The return on average assets for the third quarter of 2008 was 1.82 percent, up from 1.79 percent during the same quarter last year.  The return on average equity for the third quarter of 2008 was 24.17 percent compared to 26.02 percent for the third quarter of 2007.

“Bank of Hawaii Corporation had another good financial performance during the third quarter of 2008 despite a challenging environment for banks,” said Allan R. Landon, Chairman and CEO.  “Asset quality remained solid and we strengthened our capital ratios and reserves during the quarter.  We are preparing for more challenging operating conditions as the Hawaii economy slows and Federal government programs begin to impact our market.”

For the nine months ended September 30, 2008, net income was $152.9 million, up $10.1 million or 7.0 percent compared to $142.8 million for the same period last year.  Diluted earnings per share were $3.17 for the nine-month period in 2008, up from $2.86 for the same period in 2007.  The year-to-date return on average assets was 1.95 percent, up from 1.82 percent for the same nine months in 2007.  The year-to-date return on average equity was 26.26 percent, down slightly from 26.43 percent for the same period in 2007 as the Company further strengthened its capital levels in 2008.

- more -

130 Merchant Street • PO Box 2900 • Honolulu HI 96846-6000 • Fax 808-537-8440 • Website www.boh.com

Financial Highlights

Net interest income, on a taxable equivalent basis, for the third quarter of 2008 was $103.8 million, up $5.0 million from net interest income of $98.8 million in the third quarter of 2007 and down $3.6 million from net interest income of $107.4 million in the second quarter of 2008.  Net interest income in the third quarter of 2008 included a $4.0 million reduction related to accounting for the pending settlement of income tax issues with the SILO leases.  For the nine-month period ended September 30, 2008, net interest income on a taxable equivalent basis was $313.6 million compared to $296.3 million for the same period in 2007.  Analyses of the changes in net interest income are included in Tables 7a, 7b and 7c.

The net interest margin was 4.33 percent for the third quarter of 2008, a 30 basis point increase from 4.03 percent in the third quarter of 2007 and an 8 basis point decrease from 4.41 percent in the second quarter of 2008.  The decrease in the margin compared with the previous quarter was due to accounting for the proposed settlement of the SILO leases, which reduced the margin by 17 basis points.  For the nine months ended September 30, 2008, the net interest margin was 4.30 percent compared to 4.07 percent for the same nine months in 2007.  The increase in the net interest margin was primarily due to lower funding costs in 2008.

Results for the third quarter of 2008 included a provision for credit losses of $20.4 million compared with $4.1 million in the third quarter of 2007 and $7.2 million in the second quarter of 2008.  The provision for credit losses exceeded net charge-offs of $7.4 million by $13.0 million in the third quarter of 2008.  The provision for credit losses equaled net charge-offs in the third quarter of last year and exceeded net charge-offs by $2.5 million in the second quarter of 2008.

Noninterest income was $57.0 million for the third quarter of 2008, a decrease of $4.3 million compared to $61.2 million in the third quarter of 2007 and a decrease of $3.6 million compared to $60.5 million in the second quarter of 2008.  The decrease in noninterest income was largely due to accounting volatility in mortgage banking income, the timing of contingent insurance commission income, and lower investment management fees.

Noninterest expense was $86.8 million in the third quarter of 2008, up $5.3 million from noninterest expense of $81.5 million in the same quarter last year and up $2.9 million from $83.9 million in the previous quarter.  Noninterest expense in the third quarter of 2008 included an additional accrual of $2.0 million related to employee incentive awards.  An analysis of salary and benefit expenses is included in Table 8.

The efficiency ratio for the third quarter of 2008 was 54.05 percent compared to 50.97 percent in the third quarter last year.  For the nine months ended September 30, 2008, the efficiency ratio was 51.12 percent compared to 51.16 percent for the same period in 2007.

The 11.24 percent effective tax rate for the third quarter of 2008 includes a net credit of $12.9 million due to the previously mentioned IRS tax settlement.  The effective tax rate was 35.68 percent during the same quarter last year and 37.03 percent in the previous quarter.  For the nine months ended September 30, 2008, the effective tax rate was 27.37 percent compared to 35.75 percent for the same period in 2007.  Adjusted for the SILO tax settlement, the effective tax rate was 32.97 percent for the third quarter of 2008 and 32.89 percent for the nine-month period in 2008.

2

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury.  Results are determined based on the Company’s internal financial management reporting process and organizational structure.  Selected financial information for the business segments is included in Tables 12a and 12b.

Asset Quality

The Company’s overall asset quality remained solid during the three-month period ended September 30, 2008 with low levels of non-performing assets and accruing loans and leases past due 90 days or more.  However, the Company increased the allowance for loan and lease losses by an additional $13.0 million during the quarter due to heightened risk in three specific loan exposures and to general risk from the weakening Hawaii and U.S. mainland economy.

Non-accrual loans and leases were $5.6 million at September 30, 2008, up from $4.2 million at September 30, 2007 and down from $6.5 million at June 30, 2008.  As a percentage of total loans and leases, non-accrual loans at September 30, 2008 of 0.09 percent remain near historic lows.

Total non-performing assets were $5.9 million at the end of the third quarter of 2008, up from $4.3 million at the end of the same quarter last year and down from $6.7 million at the end of the previous quarter.  The ratio of non-performing assets to total loans and foreclosed real estate at September 30, 2008 was 0.09 percent, up from 0.06 percent at September 30, 2007 and down from 0.10 percent at June 30, 2008.

Net charge-offs during the third quarter of 2008 were $7.4 million or 0.45 percent annualized of total average loans and leases.  Net charge-offs increased $3.3 million compared to $4.1 million, or 0.25 percent annualized of total average loans and leases, during the same quarter last year and were up $2.7 million compared to $4.7 million, or 0.29 percent annualized of total average loans and leases, in the previous quarter.  The increase compared to the previous quarter was largely due to higher charge-offs in the unsecured consumer installment portfolio.  Net charge-offs for the nine months ended September 30, 2008 were $17.5 million, or 0.36 percent annualized of total average loans and leases compared to $10.1 million, or 0.21 percent annualized of total average loans and leases for the same period last year.  Net charge-offs for the first nine months of 2007 included a partial recovery of $2.1 million on an aircraft lease charged off in 2005.

The allowance for loan and lease losses increased to $115.5 million at September 30, 2008, up from $91.0 million at September 30, 2007 and up from $102.5 million at June 30, 2008.  The ratio of the allowance for loan and lease losses to total loans was 1.77 percent at September 30, 2008, an increase from 1.38 percent at September 30, 2007 and from 1.57 percent at June 30, 2008.  The reserve for unfunded commitments at September 30, 2008 was $5.2 million, unchanged from September 30, 2007 and from June 30, 2008.  Details of charge-offs, recoveries and the components of the total reserve for credit losses are summarized in Table 11.

Other Financial Highlights

Total assets were $10.34 billion at September 30, 2008, down $215 million from $10.55 billion at September 30, 2007 and down $36 million from $10.37 billion at June 30, 2008.  The decrease in total assets compared with the prior quarters is largely due to a reduction in investment securities.

3

Total loans and leases were $6.54 billion at September 30, 2008, down $60 million from $6.60 billion at September 30, 2007 and up $21 million from $6.52 billion at June 30, 2008.  Average loans and leases were $6.51 billion during the third quarter of 2008, down $58 million from $6.57 billion during the third quarter last year and down $19 million from $6.53 billion during the previous quarter.

Total commercial loans were $2.41 billion at September 30, 2008, down $19 million from $2.43 billion at September 30, 2007 and up $34 million from $2.37 billion at June 30, 2008.  The decrease in commercial loans is largely due to the Company’s strategy to reduce construction lending exposure.  Construction loans were $153 million at September 30, 2008, down $101 million from $254 million at September 30, 2007 and down $15 million from $169 million at June 30, 2008.

Total consumer loans were $4.13 billion at September 30, 2008, down $42 million from $4.17 billion at September 30, 2007 and down $12 million from $4.14 billion at June 30, 2008.  The decrease in consumer loans compared with the previous quarter was largely due to a reduction in residential first mortgages, automobile lending, and unsecured installment loans.  The trends in the consumer portfolio are consistent with the slowing Hawaii economy and the Company’s disciplined approach to underwriting and credit.  Loan and lease portfolio balances are summarized in Table 9.

Total deposits were $7.66 billion at September 30, 2008, down $217 million from $7.88 billion at September 30, 2007 and down $246 million from $7.90 billion at June 30, 2008.  The decrease in total deposits was largely due to a reduction in commercial escrow accounts related to construction projects nearing completion and lower public deposits due to the timing of bond payments.  Average total deposits were $7.77 billion during the third quarter of 2008, down $243 million from $8.02 billion during the third quarter last year and down $186 million from $7.96 billion during the previous quarter.

During the third quarter of 2008, the Company repurchased 332.2 thousand shares of common stock at a total cost of $16.2 million under its share repurchase program.  The average cost was $48.74 per share repurchased.  From the beginning of the share repurchase program in July 2001 through September 30, 2008, the Company has repurchased 45.6 million shares and returned over $1.6 billion to shareholders at an average cost of $35.44 per share.  On October 24, 2008 the Company’s Board of Directors increased the authorization under the share repurchase program by an additional $50 million.  This new authorization, combined with the previously announced authorizations of $1.65 billion, brings the total repurchase authority to $1.7 billion.  Remaining buyback authority under the share repurchase program was $85.4 million at October 24, 2008.

At September 30, 2008, the Tier 1 leverage ratio was 7.27 percent, up from 6.92 percent at September 30, 2007 and up from 7.01 percent at June 30, 2008.

The Company’s Board of Directors declared a quarterly cash dividend of $0.45 per share on the Company’s outstanding shares, up from $0.44 during the previous three quarters.  The dividend will be payable on December 12, 2008 to shareholders of record at the close of business on November 28, 2008.

4

The Federal government and organizations have announced a number of programs to relieve distress in the financial markets, including the Emergency Economic Stabilization Act of 2008.  The Company is evaluating the programs to determine its level of participation, if any.

Hawaii Economy

During the third quarter of 2008, Hawaii’s economy continued to slow.  Unemployment increased to 4.5 percent in September 2008 compared with 2.6 percent at the end of 2007.  Visitor arrivals, which were up in the first quarter of 2008 and down slightly through the first half of 2008, decreased 17.3 percent in August compared with 2007.  Oahu single-family median home prices were down slightly compared with home prices last year, and decreased by larger proportions on the neighbor islands.  Reductions in residential building during 2008 continue to be partially offset by military construction.  Nonresidential construction, which was up significantly in the first half of 2008, declined 30.4 percent in August compared to prior year levels.  Inflation in Hawaii was 4.9 percent in the first half of 2008, down slightly from the first half of 2007.  Hawaii real personal income growth remained positive during the first half of 2008, up 0.3 percent from 2007.

Conference Call Information

The Company will review its third quarter 2008 financial results today at 8:00 a.m. Hawaii Time (2:00 p.m. Eastern Time).  The conference call will be accessible via teleconference and via the Investor Relations link of the Company’s web site, www.boh.com.  The conference call number for participants in the United States is 800-901-5217.  International participants should call 617-786-2964.  No pass code is required.  A replay will be available for one week beginning Monday, October 27, 2008 by calling 888-286-8010 in the United States or 617-801-6888 internationally and entering the pass code number 74583826 when prompted.  A replay will also be available via the Investor Relations link of the Company’s web site.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain “forward-looking statements”, such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation’s Annual Report on Form 10-K for the year ended December 31, 2007, filed with the U.S. Securities and Exchange Commission.  We have not committed to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers and governments in Hawaii, American Samoa and the West Pacific.  The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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5

Bank of Hawaii Corporation and Subsidiaries

Financial Highlights (Unaudited)					Table 1
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2008	2008	2007	2008	2007
For the Period:
Net Interest Income	$103,575	$107,168	$98,556	$312,923	$295,571
Provision for Credit Losses	20,358	7,172	4,070	41,957	10,064
Total Noninterest Income	56,986	60,539	61,242	203,650	180,230
Total Noninterest Expense	86,790	83,862	81,450	264,084	243,405
Net Income	47,409	48,282	47,779	152,906	142,843
Basic Earnings Per Share	1.00	1.01	0.98	3.20	2.90
Diluted Earnings Per Share	0.99	1.00	0.96	3.17	2.86
Dividends Declared Per Share	0.44	0.44	0.41	1.32	1.23

Net Income to Average Total Assets	1.82%	1.85%	1.79%	1.95%	1.82%
Net Income to Average Shareholders’ Equity	24.17	24.82	26.02	26.26	26.43
Efficiency Ratio [1]	54.05	50.01	50.97	51.12	51.16
Operating Leverage [2]	(12.02)	(11.62)	1.65	8.65	2.97
Net Interest Margin [3]	4.33	4.41	4.03	4.30	4.07
Dividend Payout Ratio [4]	44.00	43.56	41.84	41.25	42.41
Effective Tax Rate	11.24	37.03	35.68	27.37	35.75

Average Loans and Leases	$6,512,453	$6,531,587	$6,570,261	$6,543,871	$6,554,979
Average Assets	10,339,490	10,504,421	10,576,565	10,495,367	10,480,803
Average Deposits	7,772,535	7,958,171	8,015,594	7,893,972	7,916,061
Average Shareholders’ Equity	780,334	782,429	728,372	777,650	722,522
Average Shareholders’ Equity to Average Assets	7.55%	7.45%	6.89%	7.41%	6.89%

Market Price Per Share of Common Stock:

Closing	$53.45	$47.80	$52.85	$53.45	$52.85
High	70.00	57.37	55.84	70.00	55.84
Low	37.46	46.62	46.05	37.46	46.05

		September 30,	June 30,	December 31,	September 30,
		2008	2008	2007	2007
As of Period End:
Loans and Leases		$6,539,458	$6,518,128	$6,580,861	$6,599,915
Total Assets		10,335,047	10,371,149	10,472,942	10,549,595
Total Deposits		7,658,484	7,903,990	7,942,372	7,875,166
Long-Term Debt		204,616	205,351	235,371	235,350
Total Shareholders’ Equity		780,020	767,558	750,255	731,697

Non-Performing Assets		$5,927	$6,680	$5,286	$4,260

Allowance to Loans and Leases Outstanding		1.77%	1.57%	1.38%	1.38%
Leverage Ratio [5]		7.27	7.01	7.02	6.92

Book Value Per Common Share		$16.35	$16.01	$15.44	$14.91

Full-Time Equivalent Employees		2,573	2,534	2,594	2,572
Branches and Offices		84	84	83	83

[1]	Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2]	Operating leverage is defined as the percentage change in income before the provision for credit losses and the provision for income taxes. Measures are presented on a linked quarter basis.
[3]	Net interest margin is defined as net interest income, on a taxable equivalent basis, as a percentage of average earning assets.
[4]	Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.
[5]	Leverage ratio as of June 30, 2008, December 31, 2007, and September 30, 2007 was corrected from 7.04%, 7.04%, and 6.95%, respectively.

Bank of Hawaii Corporation and Subsidiaries

Net Significant Income (Expense) Items (Unaudited)			Table 2
	Three Months Ended	Nine Months Ended
	September 30,	September 30,
(dollars in thousands)	2008	2008	2007
SILO Leveraged Lease	$(3,981)	$(3,981)	$-
LILO Leveraged Lease	-	-	1,098
Gain on Mandatory Redemption of Visa Shares	-	13,737	-
Gain on Disposal of Leased Equipment	-	11,588	2,275
Increase in Allowance for Loan and Lease Losses	(13,000)	(22,000)	-
Cash for Stock Grants	-	(4,640)	-
Employee Incentive Awards	(2,000)	(6,386)	-
Legal Contingencies	-	(3,016)	-
Bank of Hawaii Charitable Foundation and Other Contributions	-	(2,250)	-
Call Premium on Capital Securities	-	(991)	-
Separation Expense	-	(615)	-
Reversal of Visa Legal Costs	-	5,649	-
Significant Income (Expense) Items Before the Provision (Benefit) for Income Taxes	(18,981)	(12,905)	3,373
Benefit for Income Taxes Related to SILO/LILO Transactions	(12,920)	(12,920)	(377)
Provision (Benefit) for Income Taxes	(5,250)	(8,631)	827
Net Significant Income (Expense) Items	$(811)	$8,646	$2,923

Bank of Hawaii Corporation and Subsidiaries

Consolidated Statements of Income (Unaudited)					Table 3
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands, except per share amounts)	2008	2008	2007	2008	2007
Interest Income
Interest and Fees on Loans and Leases	$92,744	$97,959	$112,787	$295,116	$335,111
Income on Investment Securities
Trading	1,174	1,209	1,114	3,543	4,089
Available-for-Sale	35,152	35,321	33,486	104,724	96,010
Held-to-Maturity	2,870	3,033	3,616	9,142	11,495
Deposits	33	204	1,086	432	1,240
Funds Sold	141	420	1,103	1,553	2,694
Other	490	489	364	1,405	1,061
Total Interest Income	132,604	138,635	153,556	415,915	451,700
Interest Expense
Deposits	17,736	20,238	37,613	65,439	104,689
Securities Sold Under Agreements to Repurchase	7,675	7,488	11,726	25,780	35,277
Funds Purchased	507	270	1,654	1,410	4,029
Short-Term Borrowings	13	12	87	59	265
Long-Term Debt	3,098	3,459	3,920	10,304	11,869
Total Interest Expense	29,029	31,467	55,000	102,992	156,129
Net Interest Income	103,575	107,168	98,556	312,923	295,571
Provision for Credit Losses	20,358	7,172	4,070	41,957	10,064
Net Interest Income After Provision for Credit Losses	83,217	99,996	94,486	270,966	285,507
Noninterest Income
Trust and Asset Management	14,193	15,460	15,146	44,739	47,114
Mortgage Banking	621	2,738	3,848	7,656	9,698
Service Charges on Deposit Accounts	13,045	12,411	11,919	37,539	33,958
Fees, Exchange, and Other Service Charges	16,991	17,176	16,465	50,268	49,082
Investment Securities Gains, Net	159	157	789	446	1,380
Insurance	5,902	5,590	7,446	18,622	18,548
Other	6,075	7,007	5,629	44,380	20,450
Total Noninterest Income	56,986	60,539	61,242	203,650	180,230
Noninterest Expense
Salaries and Benefits	46,764	45,984	44,944	148,221	134,937
Net Occupancy	11,795	11,343	10,267	33,581	29,773
Net Equipment	4,775	4,474	4,871	13,570	14,529
Professional Fees	3,270	2,588	2,369	8,471	7,511
Other	20,186	19,473	18,999	60,241	56,655
Total Noninterest Expense	86,790	83,862	81,450	264,084	243,405
Income Before Provision for Income Taxes	53,413	76,673	74,278	210,532	222,332
Provision for Income Taxes	6,004	28,391	26,499	57,626	79,489
Net Income	$47,409	$48,282	$47,779	$152,906	$142,843
Basic Earnings Per Share	$1.00	$1.01	$0.98	$3.20	$2.90
Diluted Earnings Per Share	$0.99	$1.00	$0.96	$3.17	$2.86
Dividends Declared Per Share	$0.44	$0.44	$0.41	$1.32	$1.23
Basic Weighted Average Shares	47,518,078	47,733,278	48,913,293	47,738,245	49,204,295
Diluted Weighted Average Shares	48,057,965	48,300,049	49,663,049	48,295,901	50,001,594

Bank of Hawaii Corporation and Subsidiaries

Consolidated Statements of Condition (Unaudited)		Table 4
	September 30,	June 30,	December 31,	September 30,
(dollars in thousands)	2008	2008	2007	2007
Assets
Interest-Bearing Deposits	$13,845	$6,056	$4,870	$35,471
Funds Sold	-	-	15,000	-
Investment Securities
Trading	90,993	94,347	67,286	92,831
Available-for-Sale	2,572,111	2,646,506	2,563,190	2,591,982
Held-to-Maturity (Fair value of $245,720; $255,905; $287,644; and $299,191)	249,083	260,592	292,577	307,653
Loans Held for Sale	14,903	11,183	12,341	8,016
Loans and Leases	6,539,458	6,518,128	6,580,861	6,599,915
Allowance for Loan and Lease Losses	(115,498)	(102,498)	(90,998)	(90,998)
Net Loans and Leases	6,423,960	6,415,630	6,489,863	6,508,917
Total Earning Assets	9,364,895	9,434,314	9,445,127	9,544,870
Cash and Noninterest-Bearing Deposits	285,762	280,635	368,402	344,267
Premises and Equipment	118,333	117,323	117,177	120,318
Customers’ Acceptances	1,250	1,856	1,112	1,967
Accrued Interest Receivable	41,061	42,295	45,261	52,652
Foreclosed Real Estate	293	229	184	105
Mortgage Servicing Rights
Measured at Fair Value	27,057	30,272	27,588	28,407
Amortized	650	-	-	-
Goodwill	34,959	34,959	34,959	34,959
Other Assets	460,787	429,266	433,132	422,050
Total Assets	$10,335,047	$10,371,149	$10,472,942	$10,549,595

Liabilities
Deposits
Noninterest-Bearing Demand	$1,592,251	$1,876,782	$1,935,639	$1,894,933
Interest-Bearing Demand	1,750,297	1,666,726	1,634,675	1,530,982
Savings	2,738,684	2,781,082	2,630,471	2,711,169
Time	1,577,252	1,579,400	1,741,587	1,738,082
Total Deposits	7,658,484	7,903,990	7,942,372	7,875,166
Funds Purchased	189,700	69,400	75,400	191,900
Short-Term Borrowings	10,621	10,180	10,427	10,749
Securities Sold Under Agreements to Repurchase	1,109,431	1,028,518	1,029,340	1,087,511
Long-Term Debt (includes $120,598 and $121,326 carried at fair value as of September 30, 2008 and June 30, 2008, respectively)	204,616	205,351	235,371	235,350
Banker’s Acceptances	1,250	1,856	1,112	1,967
Retirement Benefits Payable	22,438	29,478	29,984	41,125
Accrued Interest Payable	12,702	13,588	20,476	18,526
Taxes Payable and Deferred Taxes	240,795	250,125	278,218	271,089
Other Liabilities	104,990	91,105	99,987	84,515
Total Liabilities	9,555,027	9,603,591	9,722,687	9,817,898
Shareholders’ Equity
Common Stock ($.01 par value; authorized 500,000,000 shares; issued / outstanding: September 2008 - 57,022,797 / 47,707,629; June 2008 - 57,016,182 / 47,941,409; December 2007 - 56,995,447 / 48,589,645; and September 2007 - 57,005,602 / 49,068,275)	568	568	567	567
Capital Surplus	491,419	489,335	484,790	482,586
Accumulated Other Comprehensive Loss	(18,643)	(15,813)	(5,091)	(28,359)
Retained Earnings	770,373	745,244	688,638	671,451
Treasury Stock, at Cost (Shares: September 2008 - 9,315,168; June 2008 - 9,074,773; December 2007 - 8,405,802; and September 2007 - 7,937,327)	(463,697)	(451,776)	(418,649)	(394,548)
Total Shareholders’ Equity	780,020	767,558	750,255	731,697
Total Liabilities and Shareholders’ Equity	$10,335,047	$10,371,149	$10,472,942	$10,549,595

Bank of Hawaii Corporation and Subsidiaries

Consolidated Statements of Shareholders’ Equity (Unaudited)	Table 5

				Accum.
				Other
				Compre-			Compre-
		Common	Capital	hensive	Retained	Treasury	hensive
(dollars in thousands)	Total	Stock	Surplus	Loss	Earnings	Stock	Income
Balance as of December 31, 2007	$750,255	$567	$484,790	$(5,091)	$688,638	$(418,649)
Cumulative-Effect Adjustment of a Change in Accounting Principle, Net of Tax:
SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115”	(2,736)	-	-	-	(2,736)	-
Comprehensive Income:
Net Income	152,906	-	-	-	152,906	-	$152,906
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	(13,699)	-	-	(13,699)	-	-	(13,699)
Amortization of Net Loss for Pension Plans and Postretirement Benefit Plan	147	-	-	147	-	-	147
Total Comprehensive Income							$139,354
Share-Based Compensation	4,480	-	4,480	-	-	-
Net Tax Benefits related to Share-Based Compensation	1,728	-	1,728	-	-	-
Common Stock Issued under Purchase and Equity Compensation Plans (378,382 shares)	12,000	1	421	-	(5,075)	16,653
Common Stock Repurchased (1,260,398 shares)	(61,701)	-	-	-	-	(61,701)
Cash Dividends Paid	(63,360)	-	-	-	(63,360)	-
Balance as of September 30, 2008	$780,020	$568	$491,419	$(18,643)	$770,373	$(463,697)

Balance as of December 31, 2006	$719,420	$566	$475,178	$(39,084)	$630,660	$(347,900)
Cumulative-Effect Adjustment of a Change in Accounting Principle, Net of Tax:
SFAS No. 156, “Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140”	5,126	-	-	5,279	(153)	-
FSP No. 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction”	(27,106)	-	-	-	(27,106)	-
FIN 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109”	(7,247)	-	-	-	(7,247)	-
Comprehensive Income:
Net Income	142,843	-	-	-	142,843	-	$142,843
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	4,809	-	-	4,809	-	-	4,809
Amortization of Net Loss for Pension Plans and Postretirement Benefit Plan	637	-	-	637	-	-	637
Total Comprehensive Income							$148,289
Share-Based Compensation	4,464	-	4,464	-	-	-
Net Tax Benefits related to Share-Based Compensation	2,624	-	2,624	-	-	-
Common Stock Issued under Purchase and Equity Compensation Plans (628,252 shares)	16,321	1	320	-	(6,611)	22,611
Common Stock Repurchased (1,335,305 shares)	(69,259)	-	-	-	-	(69,259)
Cash Dividends Paid	(60,935)	-	-	-	(60,935)	-
Balance as of September 30, 2007	$731,697	$567	$482,586	$(28,359)	$671,451	$(394,548)

Bank of Hawaii Corporation and Subsidiaries

Average Balances and Interest Rates - Taxable Equivalent Basis (Unaudited)	Table 6a

	Three Months Ended September 30, 2008			Three Months Ended June 30, 2008			Three Months Ended September 30, 2007 [1]
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$6.4	$-	2.06%	$33.0	$0.2	2.45%	$79.8	$1.1	5.35%
Funds Sold	28.4	0.1	1.96	81.9	0.4	2.03	86.2	1.1	5.01
Investment Securities
Trading	92.6	1.2	5.07	97.6	1.2	4.96	111.3	1.1	4.00
Available-for-Sale	2,601.2	35.4	5.44	2,649.9	35.6	5.37	2,556.7	33.7	5.28
Held-to-Maturity	255.4	2.9	4.50	269.6	3.1	4.50	318.0	3.6	4.55
Loans Held for Sale	6.6	0.1	6.34	9.3	0.1	5.78	7.3	0.1	6.78
Loans and Leases [2]
Commercial and Industrial	1,049.7	13.8	5.23	1,060.7	14.3	5.42	1,048.9	19.7	7.45
Commercial Mortgage	695.3	10.5	6.04	663.0	10.1	6.15	627.8	10.8	6.82
Construction	161.4	2.3	5.67	177.3	2.5	5.76	262.2	5.3	8.00
Commercial Lease Financing	472.9	0.2	0.15	470.6	4.1	3.50	479.4	3.6	2.98
Residential Mortgage	2,500.0	37.8	6.04	2,509.1	38.2	6.09	2,502.2	38.5	6.15
Home Equity	975.3	14.2	5.79	968.7	14.1	5.86	946.2	18.3	7.67
Automobile	403.6	8.2	8.09	423.1	8.6	8.16	433.0	9.0	8.23
Other [3]	254.3	5.6	8.80	259.1	5.9	9.11	270.6	7.5	11.05
Total Loans and Leases	6,512.5	92.6	5.67	6,531.6	97.8	6.01	6,570.3	112.7	6.82
Other	79.6	0.5	2.46	79.6	0.5	2.46	79.4	0.4	1.83
Total Earning Assets [4]	9,582.7	132.8	5.53	9,752.5	138.9	5.71	9,809.0	153.8	6.25
Cash and Noninterest-Bearing Deposits	274.3			272.9			285.3
Other Assets	482.5			479.0			482.3
Total Assets	$10,339.5			$10,504.4			$10,576.6

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,827.9	1.5	0.32	$1,617.0	1.2	0.29	$1,557.7	4.0	1.01
Savings	2,755.4	6.3	0.91	2,805.5	6.5	0.94	2,837.5	15.9	2.23
Time	1,594.8	9.9	2.48	1,646.5	12.5	3.07	1,742.0	17.7	4.03
Total Interest-Bearing Deposits	6,178.1	17.7	1.14	6,069.0	20.2	1.34	6,137.2	37.6	2.43
Short-Term Borrowings	116.7	0.5	1.74	61.2	0.3	1.82	138.8	1.8	4.91
Securities Sold Under Agreements to Repurchase	1,077.4	7.7	2.80	1,060.2	7.5	2.81	1,016.5	11.7	4.54
Long-Term Debt	205.1	3.1	6.04	224.3	3.5	6.18	251.9	3.9	6.22
Total Interest-Bearing Liabilities	7,577.3	29.0	1.52	7,414.7	31.5	1.70	7,544.4	55.0	2.89
Net Interest Income		$103.8			$107.4			$98.8
Interest Rate Spread			4.01%			4.01%			3.36%
Net Interest Margin			4.33%			4.41%			4.03%
Noninterest-Bearing Demand Deposits	1,594.4			1,889.2			1,878.4
Other Liabilities	387.5			418.1			425.4
Shareholders’ Equity	780.3			782.4			728.4
Total Liabilities and Shareholders’ Equity	$10,339.5			$10,504.4			$10,576.6

[1]	Certain prior period information has been reclassified to conform to current presentation.
[2]	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[3]	Comprised of other consumer revolving credit, installment, and consumer lease financing.
[4]

Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $234,000, $239,000, and $237,000 for the three months ended September 30, 2008, June 30, 2008, and September 30, 2007, respectively.

Bank of Hawaii Corporation and Subsidiaries

Average Balances and Interest Rates - Taxable Equivalent Basis (Unaudited)	Table 6b

	Nine Months Ended September 30, 2008			Nine Months Ended September 30, 2007 [1]
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$22.2	$0.4	2.56%	$31.1	$1.2	5.29%
Funds Sold	82.6	1.6	2.47	69.3	2.7	5.12
Investment Securities
Trading	95.3	3.5	4.96	136.6	4.1	3.99
Available-for-Sale	2,627.5	105.5	5.35	2,499.3	96.7	5.16
Held-to-Maturity	270.1	9.1	4.51	339.3	11.5	4.52
Loans Held for Sale	8.8	0.4	5.79	9.4	0.5	6.41
Loans and Leases [2]
Commercial and Industrial	1,058.5	44.6	5.64	1,059.3	59.0	7.45
Commercial Mortgage	669.2	31.1	6.21	621.5	31.7	6.82
Construction	179.4	8.2	6.09	253.9	15.1	7.97
Commercial Lease Financing	473.8	8.3	2.33	467.7	11.0	3.15
Residential Mortgage	2,509.5	114.5	6.09	2,499.4	114.9	6.13
Home Equity	971.6	44.3	6.09	943.3	53.9	7.64
Automobile	421.7	25.7	8.14	427.9	26.1	8.16
Other [3]	260.2	18.0	9.22	282.0	22.9	10.85
Total Loans and Leases	6,543.9	294.7	6.01	6,555.0	334.6	6.82
Other	79.6	1.4	2.35	79.4	1.1	1.78
Total Earning Assets [4]	9,730.0	416.6	5.71	9,719.4	452.4	6.21
Cash and Noninterest-Bearing Deposits	280.4			290.3
Other Assets	485.0			471.1
Total Assets	$10,495.4			$10,480.8

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,686.9	4.9	0.39	$1,580.2	12.3	1.04
Savings	2,750.9	22.1	1.07	2,702.5	41.1	2.03
Time	1,662.6	38.4	3.09	1,727.3	51.3	3.97
Total Interest-Bearing Deposits	6,100.4	65.4	1.43	6,010.0	104.7	2.33
Short-Term Borrowings	86.0	1.5	2.25	112.0	4.3	5.06
Securities Sold Under Agreements to Repurchase	1,100.5	25.8	3.10	1,042.1	35.2	4.49
Long-Term Debt	223.0	10.3	6.16	257.5	11.9	6.15
Total Interest-Bearing Liabilities	7,509.9	103.0	1.83	7,421.6	156.1	2.81
Net Interest Income		$313.6			$296.3
Interest Rate Spread			3.88%			3.40%
Net Interest Margin			4.30%			4.07%
Noninterest-Bearing Demand Deposits	1,793.5			1,906.0
Other Liabilities	414.3			430.7
Shareholders’ Equity	777.7			722.5
Total Liabilities and Shareholders’ Equity	$10,495.4			$10,480.8

[1]	Certain prior period information has been reclassified to conform to current presentation.
[2]	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[3]	Comprised of other consumer revolving credit, installment, and consumer lease financing.
[4]

Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $711,000 and $686,000 for the nine months ended September 30, 2008 and 2007, respectively.

Bank of Hawaii Corporation and Subsidiaries

Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)	Table 7a

	Three Months Ended September 30, 2008
	Compared to June 30, 2008
(dollars in millions)	Volume [1]	Rate [1]	Time [1]	Total
Change in Interest Income:
Interest-Bearing Deposits	$(0.2)	$-	$-	$(0.2)
Funds Sold	(0.3)	-	-	(0.3)
Investment Securities
Available-for-Sale	(0.7)	0.5	-	(0.2)
Held-to-Maturity	(0.2)	-	-	(0.2)
Loans and Leases
Commercial and Industrial	(0.2)	(0.5)	0.2	(0.5)
Commercial Mortgage	0.5	(0.2)	0.1	0.4
Construction	(0.2)	-	-	(0.2)
Commercial Lease Financing	-	(4.0)	0.1	(3.9)
Residential Mortgage	(0.1)	(0.3)	-	(0.4)
Home Equity	0.1	(0.2)	0.2	0.1
Automobile	(0.4)	(0.1)	0.1	(0.4)
Other [2]	(0.1)	(0.2)	-	(0.3)
Total Loans and Leases	(0.4)	(5.5)	0.7	(5.2)
Total Change in Interest Income	(1.8)	(5.0)	0.7	(6.1)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.2	0.1	-	0.3
Savings	(0.1)	(0.2)	0.1	(0.2)
Time	(0.4)	(2.3)	0.1	(2.6)
Total Interest-Bearing Deposits	(0.3)	(2.4)	0.2	(2.5)
Short-Term Borrowings	0.2	-	-	0.2
Securities Sold Under Agreements to Repurchase	0.1	-	0.1	0.2
Long-Term Debt	(0.3)	(0.1)	-	(0.4)
Total Change in Interest Expense	(0.3)	(2.5)	0.3	(2.5)

Change in Net Interest Income	$(1.5)	$(2.5)	$0.4	$(3.6)

[1]	The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume, rate, and time for that category.
[2]	Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries

Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)			Table 7b
	Three Months Ended September 30, 2008 Compared to September 30, 2007
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Interest-Bearing Deposits	$(0.7)	$(0.4)	$(1.1)
Funds Sold	(0.5)	(0.5)	(1.0)
Investment Securities
Trading	(0.2)	0.3	0.1
Available-for-Sale	0.6	1.1	1.7
Held-to-Maturity	(0.7)	-	(0.7)
Loans and Leases
Commercial and Industrial	-	(5.9)	(5.9)
Commercial Mortgage	1.0	(1.3)	(0.3)
Construction	(1.7)	(1.3)	(3.0)
Commercial Lease Financing	-	(3.4)	(3.4)
Residential Mortgage	-	(0.7)	(0.7)
Home Equity	0.5	(4.6)	(4.1)
Automobile	(0.6)	(0.2)	(0.8)
Other [2]	(0.4)	(1.5)	(1.9)
Total Loans and Leases	(1.2)	(18.9)	(20.1)
Other	-	0.1	0.1
Total Change in Interest Income	(2.7)	(18.3)	(21.0)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.6	(3.1)	(2.5)
Savings	(0.4)	(9.2)	(9.6)
Time	(1.5)	(6.3)	(7.8)
Total Interest-Bearing Deposits	(1.3)	(18.6)	(19.9)
Short-Term Borrowings	(0.3)	(1.0)	(1.3)
Securities Sold Under Agreements to Repurchase	0.7	(4.7)	(4.0)
Long-Term Debt	(0.7)	(0.1)	(0.8)
Total Change in Interest Expense	(1.6)	(24.4)	(26.0)

Change in Net Interest Income	$(1.1)	$6.1	$5.0

1          The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

2          Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries

Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)				Table 7c
	Nine Months Ended September 30, 2008
	Compared to September 30, 2007
(dollars in millions)	Volume [1]	Rate [1]	Time [1]	Total
Change in Interest Income:
Interest-Bearing Deposits	$(0.3)	$(0.5)	$-	$(0.8)
Funds Sold	0.5	(1.6)	-	(1.1)
Investment Securities
Trading	(1.4)	0.8	-	(0.6)
Available-for-Sale	5.1	3.7	-	8.8
Held-to-Maturity	(2.4)	-	-	(2.4)
Loans Held for Sale	-	(0.1)	-	(0.1)
Loans and Leases
Commercial and Industrial	(0.1)	(14.5)	0.2	(14.4)
Commercial Mortgage	2.3	(3.0)	0.1	(0.6)
Construction	(3.9)	(3.1)	0.1	(6.9)
Commercial Lease Financing	0.1	(2.8)	-	(2.7)
Residential Mortgage	0.4	(0.8)	-	(0.4)
Home Equity	1.6	(11.4)	0.2	(9.6)
Automobile	(0.4)	(0.1)	0.1	(0.4)
Other [2]	(1.7)	(3.3)	0.1	(4.9)
Total Loans and Leases	(1.7)	(39.0)	0.8	(39.9)
Other	-	0.3	-	0.3
Total Change in Interest Income	(0.2)	(36.4)	0.8	(35.8)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.8	(8.2)	-	(7.4)
Savings	0.7	(19.9)	0.2	(19.0)
Time	(1.9)	(11.2)	0.2	(12.9)
Total Interest-Bearing Deposits	(0.4)	(39.3)	0.4	(39.3)
Short-Term Borrowings	(0.8)	(2.0)	-	(2.8)
Securities Sold Under Agreements to Repurchase	1.9	(11.4)	0.1	(9.4)
Long-Term Debt	(1.6)	-	-	(1.6)
Total Change in Interest Expense	(0.9)	(52.7)	0.5	(53.1)

Change in Net Interest Income	$0.7	$16.3	$0.3	$17.3

1          The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume, rate, and time for that category.

2          Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries

Salaries and Benefits (Unaudited)					Table 8
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2008	2008	2007	2008	2007
Salaries	$30,190	$30,019	$28,882	$89,112	$86,226
Incentive Compensation	5,969	4,122	4,364	16,358	11,777
Cash for Stock Grants	-	-	-	4,640	-
Share-Based Compensation	1,180	1,124	1,601	3,952	4,161
Commission Expense	1,653	1,992	1,546	5,518	5,700
Retirement and Other Benefits	3,097	3,499	3,865	11,822	10,999
Payroll Taxes	2,162	2,491	2,116	8,067	7,885
Medical, Dental, and Life Insurance	2,452	2,470	2,324	7,421	6,825
Separation Expense	61	267	246	1,331	1,364
Total Salaries and Benefits	$46,764	$45,984	$44,944	$148,221	$134,937

Bank of Hawaii Corporation and Subsidiaries

Loan and Lease Portfolio Balances (Unaudited)					Table 9
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2008	2008	2008	2007 [1]	2007 [1]
Commercial
Commercial and Industrial	$1,077,314	$1,052,319	$1,079,772	$1,054,355	$1,065,258
Commercial Mortgage	708,961	680,784	650,638	634,483	627,329
Construction	153,364	168,678	190,521	208,670	254,062
Lease Financing	467,279	471,443	465,945	481,882	478,988
Total Commercial	2,406,918	2,373,224	2,386,876	2,379,390	2,425,637
Consumer
Residential Mortgage	2,496,983	2,509,133	2,530,207	2,508,261	2,510,313
Home Equity	986,379	966,108	967,146	972,995	953,713
Automobile	395,015	413,338	430,920	443,011	440,525
Other [2]	254,163	256,325	264,188	277,204	269,727
Total Consumer	4,132,540	4,144,904	4,192,461	4,201,471	4,174,278
Total Loans and Leases	$6,539,458	$6,518,128	$6,579,337	$6,580,861	$6,599,915

Air Transportation Credit Exposure [3] (Unaudited)
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2008	2008	2008	2007	2007
Passenger Carriers Based In the United States	$60,260	$60,603	$61,190	$64,947	$64,867
Passenger Carriers Based Outside the United States	5,809	7,161	7,258	19,078	19,162
Cargo Carriers	13,689	13,568	13,472	13,390	13,326
Total Air Transportation Credit Exposure	$79,758	$81,332	$81,920	$97,415	$97,355

1  Certain prior period information has been reclassified to conform to current presentation.

2  Comprised of other revolving credit, installment, and lease financing.

3  Exposure includes loans, leveraged leases and operating leases.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More (Unaudited)					Table 10
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands)	2008	2008	2008	2007 [1]	2007 [1]
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$574	$1,119	$794	$598	$359
Commercial Mortgage	-	-	-	112	123
Lease Financing	149	329	504	297	-
Total Commercial	723	1,448	1,298	1,007	482
Consumer
Residential Mortgage	3,749	3,784	3,235	2,681	3,237
Home Equity	1,162	1,189	1,187	1,414	436
Other [2]	-	30	31	-	-
Total Consumer	4,911	5,003	4,453	4,095	3,673
Total Non-Accrual Loans and Leases	5,634	6,451	5,751	5,102	4,155
Foreclosed Real Estate	293	229	294	184	105
Total Non-Performing Assets	$5,927	$6,680	$6,045	$5,286	$4,260

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$-	$-	$24	$-	$-
Consumer
Residential Mortgage	3,455	2,601	3,892	4,884	639
Home Equity	296	201	328	413	115
Automobile	758	625	865	1,174	734
Other [2]	926	756	725	1,112	944
Total Consumer	5,435	4,183	5,810	7,583	2,432
Total Accruing Loans and Leases Past Due 90 Days or More	$5,435	$4,183	$5,834	$7,583	$2,432
Total Loans and Leases	$6,539,458	$6,518,128	$6,579,337	$6,580,861	$6,599,915
Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.09%	0.10%	0.09%	0.08%	0.06%

Ratio of Non-Performing Assets to Total Loans and Leases and Foreclosed Real Estate	0.09%	0.10%	0.09%	0.08%	0.06%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans and Leases	0.03%	0.06%	0.05%	0.04%	0.02%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans and Leases and Foreclosed Real Estate	0.13%	0.13%	0.11%	0.10%	0.09%

Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases	0.17%	0.17%	0.18%	0.20%	0.10%

Quarter to Quarter Changes in Non-Performing Assets Balance at Beginning of Quarter	$6,680	$6,045	$5,286	$4,260	$6,314
Additions	1,355	2,900	2,614	1,866	662
Reductions
Payments	(955)	(630)	(386)	(256)	(1,741)
Return to Accrual Status	(756)	(943)	(944)	(214)	(787)
Sales of Foreclosed Real Estate	-	-	-	(161)	(48)
Charge-offs/Write-downs	(397)	(692)	(525)	(209)	(140)
Total Reductions	(2,108)	(2,265)	(1,855)	(840)	(2,716)
Balance at End of Quarter	$5,927	$6,680	$6,045	$5,286	$4,260

1 Certain prior period information has been reclassified to conform to current presentation.

2 Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses (Unaudited)					Table 11
	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(dollars in thousands)	2008	2008	2007 [1]	2008	2007 [1]
Balance at Beginning of Period	$107,667	$105,167	$96,167	$96,167	$96,167
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(1,783)	(1,396)	(715)	(4,568)	(2,258)
Lease Financing	(27)	(142)	(123)	(303)	(145)
Consumer
Residential Mortgage	(398)	(133)	-	(531)	(47)
Home Equity	(519)	(473)	(422)	(1,798)	(764)
Automobile	(2,858)	(2,187)	(2,215)	(7,960)	(7,642)
Other [2]	(3,444)	(1,954)	(2,389)	(8,202)	(6,871)
Total Loans and Leases Charged-Off	(9,029)	(6,285)	(5,864)	(23,362)	(17,727)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	220	201	326	1,407	918
Commercial Mortgage	-	-	35	-	156
Lease Financing	2	2	2	7	2,089
Consumer
Residential Mortgage	67	17	14	162	203
Home Equity	36	26	69	83	189
Automobile	699	700	596	2,195	1,980
Other [2]	647	667	752	2,051	2,128
Total Recoveries on Loans and Leases Previously Charged-Off	1,671	1,613	1,794	5,905	7,663
Net Loans and Leases Charged-Off	(7,358)	(4,672)	(4,070)	(17,457)	(10,064)
Provision for Credit Losses	20,358	7,172	4,070	41,957	10,064
Balance at End of Period [3]	$120,667	$107,667	$96,167	$120,667	$96,167

Components
Allowance for Loan and Lease Losses	$115,498	$102,498	$90,998	$115,498	$90,998
Reserve for Unfunded Commitments	5,169	5,169	5,169	5,169	5,169
Total Reserve for Credit Losses	$120,667	$107,667	$96,167	$120,667	$96,167

Average Loans and Leases Outstanding	$6,512,453	$6,531,587	$6,570,261	$6,543,871	$6,554,979

Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding (annualized)	0.45%	0.29%	0.25%	0.36%	0.21%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	1.77%	1.57%	1.38%	1.77%	1.38%

1         Certain prior period information has been reclassified to conform to current presentation.

2         Comprised of other revolving credit, installment, and lease financing.

3         Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition (Unaudited).

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information (Unaudited)						Table 12a

	Retail	Commercial	Investment			Consolidated
(dollars in thousands)	Banking	Banking	Services	Total	Treasury	Total
Three Months Ended September 30, 2008
Net Interest Income	$58,228	$36,564	$3,922	$98,714	$4,861	$103,575
Provision for Credit Losses	5,475	13,826	1,089	20,390	(32)	20,358
Net Interest Income After Provision for Credit Losses	52,753	22,738	2,833	78,324	4,893	83,217
Noninterest Income	27,380	10,508	17,458	55,346	1,640	56,986
Noninterest Expense	(43,709)	(24,488)	(16,800)	(84,997)	(1,793)	(86,790)
Income Before Provision for Income Taxes	36,424	8,758	3,491	48,673	4,740	53,413
Provision for Income Taxes	(13,478)	8,234	(1,292)	(6,536)	532	(6,004)
Allocated Net Income	22,946	16,992	2,199	42,137	5,272	47,409
Allowance Funding Value	(229)	(944)	(16)	(1,189)	1,189	-
Provision for Credit Losses	5,475	13,826	1,089	20,390	(32)	20,358
Economic Provision	(1,912)	(3,222)	(78)	(5,212)	(1)	(5,213)
Tax Effect of Adjustments	(1,234)	(3,574)	(369)	(5,177)	(426)	(5,603)
Income Before Capital Charge	25,046	23,078	2,825	50,949	6,002	56,951
Capital Charge	(4,780)	(4,127)	(1,465)	(10,372)	(9,135)	(19,507)
Net Income (Loss) After Capital Charge (NIACC)	$20,266	$18,951	$1,360	$40,577	$(3,133)	$37,444

RAROC (ROE for the Company)	52%	56%	19%	49%	30%	24%

Total Assets as of September 30, 2008	$3,669,924	$3,023,242	$285,497	$6,978,663	$3,356,384	$10,335,047

Three Months Ended September 30, 2007 [1]
Net Interest Income (Loss)	$56,830	$40,352	$3,574	$100,756	$(2,200)	$98,556
Provision for Credit Losses	1,773	2,486	(1)	4,258	(188)	4,070
Net Interest Income (Loss) After Provision for Credit Losses	55,057	37,866	3,575	96,498	(2,012)	94,486
Noninterest Income	26,346	11,442	18,068	55,856	5,386	61,242
Noninterest Expense	(41,653)	(22,430)	(16,074)	(80,157)	(1,293)	(81,450)
Income Before Provision for Income Taxes	39,750	26,878	5,569	72,197	2,081	74,278
Provision for Income Taxes	(14,707)	(9,948)	(2,060)	(26,715)	216	(26,499)
Allocated Net Income	25,043	16,930	3,509	45,482	2,297	47,779
Allowance Funding Value	(166)	(824)	(11)	(1,001)	1,001	-
Provision for Credit Losses	1,773	2,486	(1)	4,258	(188)	4,070
Economic Provision	(1,906)	(3,190)	(87)	(5,183)	-	(5,183)
Tax Effect of Adjustments	111	564	37	712	(300)	412
Income Before Capital Charge	24,855	15,966	3,447	44,268	2,810	47,078
Capital Charge	(5,132)	(4,380)	(1,572)	(11,084)	(8,948)	(20,032)
Net Income (Loss) After Capital Charge (NIACC)	$19,723	$11,586	$1,875	$33,184	$(6,138)	$27,046

RAROC (ROE for the Company)	53%	40%	24%	44%	9%	26%

Total Assets as of September 30, 2007 [1]	$3,651,121	$3,118,106	$216,795	$6,986,022	$3,563,573	$10,549,595

1  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information (Unaudited)						Table 12b

	Retail	Commercial	Investment			Consolidated
(dollars in thousands)	Banking	Banking	Services	Total	Treasury	Total
Nine Months Ended September 30, 2008
Net Interest Income	$176,207	$122,663	$11,731	$310,601	$2,322	$312,923
Provision for Credit Losses	15,999	25,704	1,089	42,792	(835)	41,957
Net Interest Income After Provision for Credit Losses	160,208	96,959	10,642	267,809	3,157	270,966
Noninterest Income	83,196	42,753	54,738	180,687	22,963	203,650
Noninterest Expense	(130,813)	(72,753)	(50,026)	(253,592)	(10,492)	(264,084)
Income Before Provision for Income Taxes	112,591	66,959	15,354	194,904	15,628	210,532
Provision for Income Taxes	(41,660)	(13,352)	(5,681)	(60,693)	3,067	(57,626)
Allocated Net Income	70,931	53,607	9,673	134,211	18,695	152,906
Allowance Funding Value	(626)	(2,654)	(42)	(3,322)	3,322	-
Provision for Credit Losses	15,999	25,704	1,089	42,792	(835)	41,957
Economic Provision	(6,000)	(9,715)	(243)	(15,958)	(2)	(15,960)
Tax Effect of Adjustments	(3,468)	(4,934)	(297)	(8,699)	(920)	(9,619)
Income Before Capital Charge	76,836	62,008	10,180	149,024	20,260	169,284
Capital Charge	(14,308)	(12,260)	(4,384)	(30,952)	(27,421)	(58,373)
Net Income (Loss) After Capital Charge (NIACC)	$62,528	$49,748	$5,796	$118,072	$(7,161)	$110,911

RAROC (ROE for the Company)	54%	51%	23%	48%	36%	26%

Total Assets as of September 30, 2008	$3,669,924	$3,023,242	$285,497	$6,978,663	$3,356,384	$10,335,047

Nine Months Ended September 30, 2007
Net Interest Income (Loss)	$166,855	$120,050	$10,565	$297,470	$(1,899)	$295,571
Provision for Credit Losses	4,576	5,700	(1)	10,275	(211)	10,064
Net Interest Income (Loss) After Provision for Credit Losses	162,279	114,350	10,566	287,195	(1,688)	285,507
Noninterest Income	78,714	31,689	56,669	167,072	13,158	180,230
Noninterest Expense	(124,096)	(67,667)	(47,276)	(239,039)	(4,366)	(243,405)
Income Before Provision for Income Taxes	116,897	78,372	19,959	215,228	7,104	222,332
Provision for Income Taxes	(43,246)	(28,881)	(7,385)	(79,512)	23	(79,489)
Allocated Net Income	73,651	49,491	12,574	135,716	7,127	142,843
Allowance Funding Value	(466)	(2,405)	(31)	(2,902)	2,902	-
Provision for Credit Losses	4,576	5,700	(1)	10,275	(211)	10,064
Economic Provision	(5,598)	(9,629)	(251)	(15,478)	(1)	(15,479)
Tax Effect of Adjustments	551	2,344	104	2,999	(995)	2,004
Income Before Capital Charge	72,714	45,501	12,395	130,610	8,822	139,432
Capital Charge	(15,300)	(13,215)	(4,634)	(33,149)	(26,453)	(59,602)
Net Income (Loss) After Capital Charge (NIACC)	$57,414	$32,286	$7,761	$97,461	$(17,631)	$79,830

RAROC (ROE for the Company)	52%	38%	29%	43%	9%	26%

Total Assets as of September 30, 2007 [1]	$3,651,121	$3,118,106	$216,795	$6,986,022	$3,563,573	$10,549,595

1 Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data (Unaudited)					Table 13
	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollars in thousands, except per share amounts)	2008	2008	2008	2007	2007
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$92,744	$97,959	$104,413	$111,270	$112,787
Income on Investment Securities
Trading	1,174	1,209	1,160	814	1,114
Available-for-Sale	35,152	35,321	34,251	33,591	33,486
Held-to-Maturity	2,870	3,033	3,239	3,440	3,616
Deposits	33	204	195	309	1,086
Funds Sold	141	420	992	356	1,103
Other	490	489	426	395	364
Total Interest Income	132,604	138,635	144,676	150,175	153,556
Interest Expense
Deposits	17,736	20,238	27,465	33,158	37,613
Securities Sold Under Agreements to Repurchase	7,675	7,488	10,617	11,754	11,726
Funds Purchased	507	270	633	1,936	1,654
Short-Term Borrowings	13	12	34	91	87
Long-Term Debt	3,098	3,459	3,747	3,789	3,920
Total Interest Expense	29,029	31,467	42,496	50,728	55,000
Net Interest Income	103,575	107,168	102,180	99,447	98,556
Provision for Credit Losses	20,358	7,172	14,427	5,443	4,070
Net Interest Income After Provision for Credit Losses	83,217	99,996	87,753	94,004	94,486
Noninterest Income
Trust and Asset Management	14,193	15,460	15,086	15,812	15,146
Mortgage Banking	621	2,738	4,297	2,027	3,848
Service Charges on Deposit Accounts	13,045	12,411	12,083	12,302	11,919
Fees, Exchange, and Other Service Charges	16,991	17,176	16,101	16,743	16,465
Investment Securities Gains, Net	159	157	130	105	789
Insurance	5,902	5,590	7,130	4,629	7,446
Other	6,075	7,007	31,298	8,639	5,629
Total Noninterest Income	56,986	60,539	86,125	60,257	61,242
Noninterest Expense
Salaries and Benefits	46,764	45,984	55,473	45,928	44,944
Net Occupancy	11,795	11,343	10,443	10,300	10,267
Net Equipment	4,775	4,474	4,321	4,745	4,871
Professional Fees	3,270	2,588	2,613	3,695	2,369
Other	20,186	19,473	20,582	27,334	18,999
Total Noninterest Expense	86,790	83,862	93,432	92,002	81,450
Income Before Provision for Income Taxes	53,413	76,673	80,446	62,259	74,278
Provision for Income Taxes	6,004	28,391	23,231	21,399	26,499
Net Income	$47,409	$48,282	$57,215	$40,860	$47,779

Basic Earnings Per Share	$1.00	$1.01	$1.19	$0.84	$0.98
Diluted Earnings Per Share	$0.99	$1.00	$1.18	$0.83	$0.96

Balance Sheet Totals
Loans and Leases	$6,539,458	$6,518,128	$6,579,337	$6,580,861	$6,599,915
Total Assets	10,335,047	10,371,149	10,822,801	10,472,942	10,549,595
Total Deposits	7,658,484	7,903,990	8,102,855	7,942,372	7,875,166
Total Shareholders’ Equity	780,020	767,558	766,747	750,255	731,697

Performance Ratios
Net Income to Average Total Assets	1.82%	1.85%	2.16%	1.55%	1.79%
Net Income to Average Shareholders’ Equity	24.17	24.82	29.88	21.51	26.02
Efficiency Ratio [1]	54.05	50.01	49.62	57.61	50.97
Net Interest Margin [2]	4.33	4.41	4.17	4.12	4.03

1         The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

2         The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.